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                                                                    EXHIBIT 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statement (Form 10) of Discovery Zone, Inc. for the registration of its common stock, .01 par value of our report dated April 13, 1996 included in its
Registration Statement on Form S-4 (No.   ) dated November 19, 1997 relating to
the financial statements of Discovery Zone, Inc., which appears in such Registration Statement.

PRICE WATERHOUSE LLP
Miami, Florida
November 19, 1997